 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2012

Southern Hospitality Development Corporation
 (Name of registrant as specified in its charter)

Colorado	000-53853	80-0182193
State of Incorporation	Commission File Number	IRS Employer Identification No.

2 N. Cascade Ave, Suite 1400
Colorado Springs, CO 80903
 (Address of principal executive offices)

719-265-5821
Telephone number, including
Area code

Art Dimensions, Inc.
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

(i) On November 14, 2012, the Company’s Board of Directors voted to dismiss its independent registered public accounting firm, MaloneBailey, LLP, of Houston, Texas, effective November 14, 2012, and to replace them with GHP Horwath, P.C., of Denver, Colorado. MaloneBailey, LLP has rendered an independent auditor’s report on the Company’s financial statements as of December 31, 2011 and 2010, and for the years then ended, and for the period from January 29, 2008 (inception) through December 31, 2011.

(ii) The dismissal of MaloneBailey, LLP was approved by the Company’s Board of Directors.

(iii) During the years ended December 31, 2011 and 2010 and through November 14, 2012, there were no disagreements between the Company and Malone Bailey, LLP. with respect to its accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of MaloneBailey, LLP for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph describing substantial doubt about our ability to continue as a going concern.

(b) New Independent Registered Public Accounting Firm

The Company engaged GHP Horwath, P.C. as our new independent registered public accounting firm as of November 14, 2012. During the two most recent fiscal years and through November 14, 2012, the Company has not consulted with GHP Horwath, P.C. regarding any of the following:

(1) The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by GHP Horwath, P.C. that GHP Horwath, P.C. concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3) Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01(b) Exhibits

16.1	Letter from MaloneBailey LLP dated November 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of November 2012.

Southern Hospitality Development Corporation

By:	/s/ JW Roth
JW Roth, Chairman